                                                                  Exhibit 10.2.1

                            FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (hereinafter called the "First Amendment") is made and entered into this 24th day of October, 1997 by and between PRINCIPAL MUTUAL LIFE INSURANCE COMPANY (the "Landlord"), an Iowa corporation, and SEQUOIA SOFTWARE, L.L.C., a Limited Liability Corporation (successor in interest to Sequoia Imaging, L.L.C.) (the "Tenant").

                               W I T N E S E T H:

       WHEREAS, Landlord and Tenant entered into a lease dated August 18, 1995 (the "Lease") pursuant to which the Tenant agreed to lease and the Landlord agreed to rent certain premises consisting of approximately 7,227 rentable square feet of floor area (referred to in the Lease as "the Premises" and hereinafter referred to as "Suite 310") and located in a building ("the Building") at 5457 Twin Knolls Road, Suite 310 in Columbia, Maryland 21045.

       WHEREAS, the parties hereto wish to amend the Lease in order to expand the Premises, extend the term, modify the rental amount payable, and otherwise to amend the Lease as hereinafter set forth.

       NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1. Landlord and Tenant hereby agree that Tenant shall expand the Premises by 7,360 rentable square feet of space located on the second floor of the Building (hereinafter referred to as "Suite 201") as shown on Exhibit A-1 attached hereto. From the First Amendment Effective Date (defined in Paragraph 2, herein) the term "Premises" as used herein and under the Lease shall refer to the Premises so expanded.

       2. The effective date of this First Amendment (the "First Amendment Effective Date") shall be the date upon which Landlord tenders possession of Suite 201 to the Tenant in the condition outlined herein.

       3. Landlord and Tenant do hereby amend the term of the aforesaid Lease Agreement by extending the term to expire on July 31, 2001, such date shall hereinafter be the Termination Date for all purposes of the Lease.

       4. As of the First Amendment Effective Date, Section 1.2 of the Lease is hereby amended by inserting 14,538 rentable square feet as the new increased area of the Premises, and inserting 21.08% as Tenant's new percentage of the building.

       5. As of the First Amendment Effective Date, Section 1.4 of the Lease is hereby deleted and the following language inserted in lieu thereof:

       "1.4 Per__________rent ("Rent") shall be as follows:

                Time Period                               Monthly Rent
                -----------                               ------------
       Effective Date - September, 1998                    $20,944.67
       October, 1998                                       $21,444.67
       November, 1998 - September, 1999                    $21,771.27
       October, 1999                                       $22,771.27
       November, 1999 - September, 2000                    $22,607.66
       October, 2000                                       $23,371.73
       November, 2000-July, 2001                           $24,056.14

       In addition to the Rent, Tenant shall pay as additional rent increases in Operating Costs as described in Section 9 of the Lease (as amended by Paragraph 7 herein), increases in Property Taxes as described in Section 10 of the Lease (as amended by Paragraph 7 herein), all of which shall be deemed additional rent due under the Lease."

       6. Landlord and Tenant hereby agree that the "Base Services Year" as defined in Section 9.1.3 of the Lease and "Base Tax Year" as defined in Section
10.1.3 of the Lease shall remain unchanged for Suite 310; however, for Suite 201, the "Base Services Year" shall be determined as the Calendar Year this First Amendment commences and the "Base Tax Year" shall be the 1997-1998 Tax Year.

       7. Section 4 of the Lease is hereby amended by deleting the following language:

"SECURITY DEPOSIT. As security for its full and faithful performance of this Lease, Tenant shall pay Landlord a security deposit totaling $20,086.67 of which $9,200.00 has been paid and received by Landlord under the provisions of the Lease, and a balance of $10,886.67 which will be paid by Tenant prior to the execution of this First Amendment. If the Tenant defaults with respect to any covenant or condition of the Lease or First Amendment, including but not limited to the payment of Rent, additional rent or any other payment due under this Lease, and the obligation of Tenant to maintain the Premises and deliver possession thereof back to Landlord at the expiration or earlier termination of the Lease Term in the condition required herein, then Landlord may (without any waiver of Tenant's default being deemed to have occurred) apply all or any part of the security deposit to the payment of any sum in default or any other sum which Landlord may be required or deem necessary to spend or incur by reason of Tenant's default. In such event, Tenant shall, upon demand, deposit with Landlord the amount so applied to replenish the security deposit. If Tenant shall have fully complied with all of the covenants and conditions of this Lease, but not otherwise, the amount of the security deposit then held by Landlord shall be repaid to Tenant within thirty (30) days after the expiration or sooner termination of this Lease. In the event of a sale or transfer of Landlord's estate or interest in the Building, Landlord shall have the right to transfer the security deposit to the purchaser or transferee, and Landlord shall be considered released by Tenant from all liability for the return of the security deposit."

       8. Tenant acknowledges that it has inspected and accepts Suite 201, and specifically the Building and improvements comprising the same in its present condition as suitable for the purpose for which Suite 201 is leased. Execution of this First Amendment by Tenant shall be deemed conclusively to establish that said Building and other improvements are in good and satisfactory condition as of when the execution was made. Tenant further acknowledges that no representations as to the repair of Suite 201, nor promises to alter, remodel or improve the Suite 201 have been made by Landlord, unless such are expressly set forth in this First Amendment. If this First Amendment Agreement is executed before Suite 201 (or any portion of Suite 201) become vacant or otherwise available and ready for occupancy, or if any present tenant or occupant of Suite 201 (or portion of Suite 201) holds over, and Landlord cannot acquire possession of Suite 201 (or portion of Suite 201) Landlord shall be deemed to be in default hereunder and Tenant agrees to accept possession of Suite 201 (or any portion of Suite 201) at such time as Landlord is able to tender the same and Landlord hereby waives payment of rent for Suite 201 (or any portion of Suite
201) not tendered to Tenant until the date such Portion is made available.
After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of Suite 201.

       9. Tenant Improvement Allowance. Any improvements to Suite 201 required by virtue of this Lease are set forth in Exhibit "A-2", which is attached hereto and made a part hereof by reference ("Improvements"). The total cost for the improvements including, but not limited to space planning, construction drawings, the actual construction and construction management is to be paid by Landlord up to a maximum amount of $33,646.00 ("Allowance").

In the event the total cost of the Improvements exceeds the Allowance ("Improvement Overage"), Tenant shall pay to Landlord the Improvement Overage immediately upon demand by Landlord.

       10. Notwithstanding anything to the contrary herein, the Landlord shall provide a rental credit on behalf of the Tenant in an amount equal to $3,687.56 which shall be credited against the Rent of the first full calendar month occurring following the Effective Date.

       11. Except as expressly amended by this First Amendment, the Agreement of the Lease shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


WITNESS:                                PRINCIPAL MUTUAL LIFE INSURANCE
                                        COMPANY

                                        BY: /s/ MICHAEL D. RIPSON
                                           -------------------------------------
                                           Michael D. Ripson
                                           Assistant Director
                                           Commercial Real Estate/Equities
/s/ KATHERINE WARD                      BY:
----------------------------               -------------------------------------


WITNESS:                                SEQUOIA SOFTWARE, L.L.C.


[SIG]                                   BY: /s/ Marc E. Rubin
----------------------------               -------------------------------------

                                  EXHIBIT A-1

                         (SUITE 201 SHOWN CROSSHATCHED)


                                   [GRAPHIC]

                                  EXHIBIT A-2


                                   [GRAPHIC]